Exhibit 99.3

FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED

SEPTEMBER 30, 2021 AND 2020

WESTEND ADVISORS, LLC

BALANCE SHEETS
SEPTEMBER 30, 2021 AND DECEMBER 31, 2020

ASSETS	2021	2020
CURRENT ASSETS:
Cash and cash equivalents	$3,398,756	$1,286,949
Accounts receivable	4,373,741	1,224,879
Other receivable	268,652
Prepaid expenses	298,560	201,682
Total current assets	8,339,709	2,713,510

PROPERTY:
Computer equipment	561,135	471,391
Leasehold improvements	1,443,253	63,014
Furniture and fixtures	388,200	126,350
Leasehold improvements in progress		53,662
Total	2,392,588	714,417
Less accumulated depreciation	314,232	406,120
Property, net	2,078,356	308,297

TOTAL	$10,418,065	$3,021,807

LIABILITIES, REDEEMABLE UNITS, AND MEMBERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable	$122,516	$40,764
Accrued expenses	1,341,533	1,028,552
Accrued distributions to Class B member	2,455,417	1,401,696
Current portion of notes payable	243,629	773,894
Total current liabilities	4,163,095	3,244,906

NON-CURRENT LIABILITIES:
Accrued rent	606,591	8,454
Notes payable, less current portion	838,227	1,024,090
Total non-current liabilities	1,444,818	1,032,544

TOTAL LIABILITIES	5,607,913	4,277,450

REDEEMABLE UNITS	67,137,643	42,495,727

MEMBERS' DEFICIT	(62,327,491)	(43,751,370)

TOTAL	$10,418,065	$3,021,807

See notes to financial statements.

WESTEND ADVISORS, LLC

STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020

	2021	2020

REVENUES	$32,356,217	$15,681,970

OPERATING EXPENSES:
Personnel costs	6,439,405	4,687,017
Technology	407,611	329,885
Insurance	186,008	160,301
Professional and consulting fees	235,626	124,800
Occupancy	169,981	124,323
Travel and entertainment	118,645	130,512
Marketing	275,737	100,450
Office expenses	88,666	74,628
Depreciation	96,467	59,930
Telecommunications	46,411	30,315
Other expenses	62,067	34,342
Total	8,126,624	5,856,503

OPERATING INCOME	24,229,593	9,825,467

OTHER INCOME (EXPENSE):
Interest income	19	57
Interest expense	(44,437)	(99,285)
Total	(44,418)	(99,228)

NET INCOME	$24,185,175	$9,726,239

See notes to financial statements.

WESTEND ADVISORS, LLC

STATEMENTS OF CHANGES IN REDEEMABLE UNITS AND MEMBERS' DEFICIT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020

	Redeemable Units			Members'
	Class A	Class B	Total	Deficit

BALANCE, DECEMBER 31, 2019	$12,079,272	$17,904,028	$29,983,300	$(31,676,733)

NET INCOME	6,819,435	2,906,804	9,726,239	-

DISTRIBUTIONS TO MEMBERS	(4,183,284)	(2,906,804)	(7,090,088)	-

CHANGE IN VALUE OF REDEEMABLE UNITS	259,403	4,928,272	5,187,675	(5,187,675)

BALANCE, SEPTEMBER 30, 2020	$14,974,826	$22,832,300	$37,807,126	$(36,864,408)

BALANCE, DECEMBER 31, 2020	$16,585,393	$25,910,334	$42,495,727	$(43,751,370)

NET INCOME	17,870,462	6,314,713	24,185,175	-

DISTRIBUTIONS TO MEMBERS	(11,804,667)	(6,314,713)	(18,119,380)	-

CHANGE IN VALUE OF REDEEMABLE UNITS	1,911,585	16,664,536	18,576,121	(18,576,121)

BALANCE, SEPTEMBER 30, 2021	$24,562,773	$42,574,870	$67,137,643	$(62,327,491)

See notes to financial statements.

WESTEND ADVISORS, LLC

STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020

	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$24,185,175	$9,726,239
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	96,467	59,930
Loss on disposal of property	22,250	-
Changes in operating assets and liabilities:
Accounts receivable	(3,148,862)	(224,144)
Other receivable	(268,652)
Prepaid expenses	(96,878)	(59,173)
Accounts payable	81,752	(40,167)
Accrued expenses	312,981	361,296
Deferred revenue	-	(1,730)
Accrued rent	317,692	(9,662)
Net cash provided by operating activities	21,501,925	9,812,589

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property	(1,608,331)	(90,628)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on notes payable	(716,128)	(1,621,559)
Proceeds from note payable	-	1,300,000
Distributions to members	(17,065,659)	(6,671,701)
Net cash applied to financing activities	(17,781,787)	(6,993,260)

NET CHANGE IN CASH AND CASH EQUIVALENTS	2,111,807	2,728,701

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,286,949	985,922

CASH AND CASH EQUIVALENTS, END OF PERIOD	$3,398,756	$3,714,623

See notes to financial statements.

WESTEND ADVISORS, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020

1.SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Operations - WestEnd Advisors, LLC (the “Company”) is an investment advisor registered with the U.S Securities and Exchange Commission and headquartered in Charlotte, North Carolina.  The Company provides discretionary and non-discretionary portfolio management services to institutional and individual investors located in North America. The Company’s principal investment offerings are its Large-Cap Core Equity, US Sector Exchange-Traded Fund (“ETF”), Global Equity ETF, Global Balanced ETF and Global Conservative ETF strategies.

Change in Accounting Principle - The Company’s financial statements have been adjusted to conform to the requirements of Regulation S-X. Under SEC Accounting Series Release (“ASR”) 268, “Presentation in Financial Statements of ‘Preferred Redeemable Stock’,” units that are redeemable in cash or other assets at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer are to be classified as temporary equity and measured at the value of the redemption right. Under the terms of the Company’s operating agreement, the Class A units are required to be redeemed upon the death or disability of the holder, and Class B units are required to be redeemed at the end of their fifteen-year term. To conform to the requirements of ASR 268, the redemption value of Class A and Class B units at December 31, 2019 and December 31, 2020 was calculated at $29,983,300 and $42,495,727, respectively, and these amounts were reclassified from members’ equity (permanent equity) to redeemable units (temporary equity).

Use of Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosures.  Accordingly, the actual amounts could differ from those estimates.  Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

Cash and Cash Equivalents - The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains cash deposits with financial institutions that, at times, may exceed federally insured limits.

Accounts Receivable - The Company extends credit to its customers. By their nature, all accounts receivable involve risk, including the credit risk of nonpayment by customers. The Company’s standard payment terms and conditions generally require payment within thirty days of the invoice date; however, timing of payment with specific customers may be separately negotiated. Accounts receivable are considered past due based on contractual and invoice terms.  Accounts deemed uncollectible are charged directly to bad debt expense.  As of September 30, 2021 and December 31, 2020, all remaining accounts receivable were considered collectible by management. Accordingly, no allowances have been provided in the accompanying financial statements.  The Company did not incur bad debt expense on customer accounts during the nine months ended September 30, 2021 or 2020.

Property - Property is recorded at cost.  Depreciation is computed using the straight-line method based on the estimated useful lives of the respective assets.

Revenue Recognition - The Company’s revenue represents fees earned from providing portfolio management services. The Company enters into contracts with customers to provide portfolio management services. Each contract requires a series of distinct services that are substantially the same and have the same pattern of transfer, representing a single performance obligation. Performance obligations are satisfied, and revenues are earned as services are provided on a daily basis using a time-based output method to measure progress.

Portfolio management fees are considered variable consideration as they are typically calculated as a percentage of assets under management. In such cases, the amount of fees earned is subject to factors outside of the Company’s control including customer or underlying investor contributions and redemptions and financial market volatility. These fees are considered constrained and are excluded from the transaction price until the market value of assets under management is known at month or quarter end. Variable consideration is included in the transaction price only when it is probable that a significant reversal of such revenue will not occur when the uncertainties associated with the variable consideration is subsequently resolved.

The timing of when the Company receives payments from customers for portfolio management services varies in accordance with the agreed‐upon contractual terms. Certain of the Company’s customers are billed after the service is performed, which results in the recording of accounts receivable and accrued revenue. Deferred revenue is recorded in instances where a client pays fees in advance.  Most of the Company’s revenue is earned from customers who pay fees on a monthly or quarterly basis in advance.  As this revenue is fully earned by the end of each calendar quarter, no deferred revenue is recorded as of September 30, 2021 and December 31, 2020.

The nature, amount, timing and uncertainty of the Company’s revenue and cash flows are impacted by various economic factors, including the general performance of the market economy, investor interest in the Company’s investment strategies, and the composition of the Company’s customer base. The Company’s investment strategies are primarily delivered to investors through broker-dealers and investment advisors utilizing unified management accounts.

The Company is required to capitalize certain costs directly related to the acquisition or fulfillment of a contact with a customer. The Company has not identified any sales-based compensation or similar costs that meet the definition of an incremental cost to acquire a contract and as such has no intangible assets related to contract acquisitions. Costs to fulfill contracts, such as commissions, are expensed when incurred because the constraints surrounding variable consideration prevent management from determining whether or not such costs would be recovered by future revenues.

For further information on the Company’s revenue and customers, refer to Note 3.

Accrued Rent - The Company recognizes lease expense on a straight-line basis over the term of the respective lease. Accrued rent arises from leases that provide for lease payments that differ from a straight-line basis.

Income Taxes - For income tax purposes, the Company is considered to be a partnership.  Accordingly, no provision for federal or state income taxes has been made in the accompanying financial statements since the members include their allocable share of the Company’s taxable income or loss in their respective individual income tax returns.

The Company records liabilities for income tax positions taken or expected to be taken when those positions are deemed uncertain to be upheld in an examination by taxing authorities. No liabilities for uncertain income tax positions were recorded as of September 30, 2021 and December 31, 2020.

Recent Accounting Pronouncements - In February 2016, the Financial Accounting Standards Board ("FASB") issued new guidance for the accounting for leases and issued additional guidance thereafter providing transition relief and a package of practical expedients to apply upon adoption of the new lease guidance. The new guidance requires lessees to recognize a right-of-use asset and a lease liability for substantially all leases on their balance sheet at the commencement date and recognize expense in the income statement similar to that recognized under existing lease guidance. The guidance is effective for the Company on January 1, 2022. The Company is currently evaluating the impact of adopting the guidance.

In June 2016, the FASB issued guidance creating a new model for determining current expected credit losses (“CECL”) on trade and other receivables. The new CECL impairment model requires companies to consider the risk of loss even if it is remote and to include forecasts of future economic conditions as well as information about past events and current conditions in the CECL determination. The new guidance is effective for the Company on January 1, 2023. The Company is currently reviewing the effect of this new standard on its financial statements.

Subsequent Events - In preparing its financial statements, the Company has evaluated subsequent events through March 10, 2022, which is the date the financial statements were available to be issued.

2.NOTES PAYABLE

Notes payable as of September 30, 2021 and December 31, 2020 consisted of the following:

	2021	2020
Note payable to a bank with monthly payments of $24,423, including interest, due through October 2025. This note accrues interest at 4.75%, is guaranteed by certain members of the Company, and is secured by the accounts receivable and certain property of the Company.	$1,081,856	$1,261,629
Note payable to a former member with annual payments of $342,185 plus accrued interest due through December 2021. This note accrued interest at 1.60% until December 31, 2019 and then prime (3.25% as of December 31, 2021) plus 1% thereafter. The outstanding balance, including accrued interest, was paid in full in February 2021.	-	342,185
Note payable to a former member with annual payments of $194,170 plus accrued interest due through December 2021. This note accrued interest at 1.60% until December 31, 2019 and then prime plus 1% thereafter. The outstanding balance, including accrued interest, was paid in full in February 2021.	-	194,170
Total	1,081,856	1,797,984
Less current portion	243,629	773,894
Long term portion	$838,227	$1,024,090

Scheduled maturities of the Company’s notes payable as of September 30, 2021 were as follows:

Year ending December 31:
2021 (3 months)	$57,855
2022	249,234
2023	261,506
2024	274,318
2025	238,943
Total	$1,081,856

3.REVENUE

The following table disaggregates total revenue by source for the nine months ended September 30, 2021 and 2020:

	2021	2020
Portfolio management fees:
Unified management accounts	$29,319,459	$13,727,012
Separately managed wrap accounts	2,761,952	1,547,301
Institutional and private client separate accounts	274,806	407,657
Total	$32,356,217	$15,681,970

The following table presents the beginning and ending balances of accounts receivable resulting from contracts with customers for the nine month periods ended September 30, 2021 and 2020:

	2021	2020
Accounts receivable, December 31 (beginning of period)	$1,224,879	$911,740
Accounts receivable, September 30 (end of period)	$4,373,741	$1,135,884

4.LEASE COMMITMENTS

The Company leases certain equipment and facilities from unrelated third parties under agreements classified as operating leases. These leases contain provisions for additional amounts to be paid by the Company for common area maintenance costs and other usage fees. Rent expense under these agreements totaled approximately $168,000 and $125,000 for the nine months ended September 30, 2021 and 2020, respectively.

Approximate future minimum lease payments under the above operating leases as of September 30, 2021, are as follows:

Year ending December 31:
2021 (3 months)	$1,000
2022	288,000
2023	390,000
2024	398,000
2025	405,000
Thereafter	2,731,000
Total future minimum lease payments	$4,213,000

5.EMPLOYEE BENEFIT PLAN

The Company maintains a retirement plan under which eligible employees can defer a portion of their compensation under the provisions of section 401(k) of the Internal Revenue Code.  Company matching and additional profit sharing contributions are made at the discretion of management. Company contributions to the plan totaled approximately $141,000 and $127,000 for the nine months ended September 30, 2021 and 2020, respectively.

6.REDEEMABLE UNITS AND MEMBERS’ DEFICIT

The members of the Company are subject to an operating agreement which specifies the rights and obligations of its members.  In accordance with the terms of the agreement, each member's liability is limited to the capital they have contributed to the Company.  Among other things, the agreement stipulates the allocation of profits, losses and distributions to its members, as well as the terms and conditions under which ownership interests can be sold or transferred.

Per the Company’s operating agreement there are two classes of member units: Class A units, which have voting rights, and Class B units, which do not have voting rights.  As of September 30, 2021 and 2020, there were 100 Class A units authorized and issued and 1,000 Class B units authorized and issued.  The Class B units entitle the Class B member to a 19.75% interest in the Company's gross revenues, net of certain expenses, for a period of 15 years from the date of issuance.  Distributions of this preferred interest to the Class B member are payable on a quarterly basis.  At the expiration of the 15 year period, the Class B Member will no longer be a member of the Company and is not entitled to future benefits.  If a liquidating event were to occur prior to the termination date, the Company would be required to pay a make-whole redemption price to the Class B member as specified by the agreement.

The operating agreement also requires the redemption of a Class A member’s interest in the event of death or disability.  Under certain circumstances, the agreement also allows the other Class A members to require, by unanimous consent, a Class A member to sell his interest to the Company. The purchase price and terms of such redemptions are defined by the agreement.

Effective December 31, 2019, the Company redeemed a Class A member’s interest, consisting of 24 Class A units, in exchange for a promissory note equal to the formula value of the member’s interest in the Company as defined by the operating agreement. (See Note 2.)  The former member was entitled to five annual installment payments due on December 31 of each calendar year. The Company had the right to repay the entire remaining principal balance of the promissory note as then valued prior to December 31 of each calendar year.

Accordingly, as of December 31, 2019, the Company recorded the redemption amount of $1,621,559, which represented the amount they would have to pay if they paid the full amount prior to December 31, 2020.  The Company elected to repay the entire note balance in August 2020. The 24 Class A units redeemed by the Company were reallocated to the remaining members as of December 31, 2019.

The Company considers Class A units to be redeemable equity since the Company is required to purchase a Class A member's interest upon death.  The Company considers Class B units to be redeemable equity since the term of the Class B member interest is limited to no more than 15 years.  Redeemable equity is recorded at its redemption value in redeemable units on the balance sheet with corresponding adjustments reflected in members’ deficit.  The redemption value of the Class B units at September 30, 2021 and 2020 is equal to a multiple of the Company’s trailing twelve-month revenue at those dates based on the formulas specified by the operating agreement. The redemption value of the Class A units at September 30, 2021 and 2020 is equal to the average of annual revenues for the last three trailing twelve-month periods as of those dates. Changes in the redemption value of redeemable units for the period ended September 30, 2021 and 2020 are included in the statements of changes in redeemable units and members’ deficit.

7.CONCENTRATIONS

Revenue from the Company’s four largest customers accounted for approximately 72% and 73% of total revenue during the nine months ended September 30, 2021 and 2020, respectively.

Amounts owed from two customers accounted for approximately 88% of the Company’s total accounts receivable as of September 30, 2021.

8.SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental cash flow information for the nine months ended September 30, 2021 and 2020 was as follows:

	2021	2020
Cash payments for interest	$44,437	$52,997
Non-cash transactions:
Distributions to Class B member accrued, but not paid	$2,455,417	$1,143,898
Property purchases funded by lease incentive allowance	$280,445	$-

9.SUBSEQUENT EVENTS

Effective December 31, 2021, 100% of the members’ equity of the Company was acquired by Victory Capital Holdings, Inc.  In conjunction with the acquisition, the note payable to a bank referred to in Note 2 was paid in full.